Exhibit 99.1

NEWS FROM SEI INVESTMENTS

For Immediate Release

Contact:	Mark Samuels, SVP	Murray Louis, VP	Larry Wexler
Voice:	610.676.2024	610.676.1932	610.676.1440
E-Mail:	msamuels@seic.com	mlouis@seic.com	lwexler@seic.com
Pages:	Eight

SEI Investments Reports Second-Quarter 2003 Earnings

Oaks, PA—July 17, 2003—SEI Investments Company (NASDAQ:SEIC) today announced financial results for second-quarter 2003, reporting a decrease in net income and an increase in earnings per share, compared to the corresponding period for the prior year.

Consolidated Overview

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
(In thousands, except earnings per share)
	2003	2002	%	2003	2002	%
Revenues	$153,554	$158,851	(3)%	$304,159	$318,066	(4)%
Net Income Before Taxes	54,399	56,760	(4)%	110,094	110,730	(1)%
Net Income	34,271	35,759	(4)%	69,359	69,760	(1)%
Diluted Earnings Per Share	$.32	$.31	3%	$.64	$.61	5%

“We’re beginning to see signs of improvement in the business climate and are guardedly optimistic,” said Alfred P. West, Jr., Chairman and CEO. “It seems that investors are starting to return to the capital markets and businesses are starting to make infrastructure investment decisions. This trend has a positive, albeit delayed, impact on our business and will enable us to implement the investment programs necessary to execute our new strategy and, at the same time, continue to provide growing shareholder value.”

Summary of Second-Quarter 2003 and Year-to-Date Results by Business Segment

(In thousands)	For the Three Month Period Ended June 30,			For the Six Month Period Ended June 30,
	2003	2002	%	2003	2002	%
Private Banking and Trust:
Revenues	$77,619	$82,878	(6)%	$154,514	$165,836	(7)%
Operating Profit	$33,436	$33,652	(1)%	$67,037	$67,477	(1)%
Operating Margin	43%	41%		43%	41%

Investment Advisors:
Revenues	37,079	39,229	(5)%	72,992	78,120	(7)%
Operating Profit	20,182	20,457	(1)%	39,785	38,440	3%
Operating Margin	54%	52%		55%	49%

Enterprises:
Revenues	14,367	14,295	1%	28,391	29,027	(2)%
Operating Profit	6,317	5,792	9%	12,753	11,180	14%
Operating Margin	44%	41%		45%	39%

Money Managers:
Revenues	13,106	10,804	21%	25,438	21,601	18%
Operating Profit	2,309	2,151	7%	4,279	4,575	(6)%
Operating Margin	18%	20%		17%	21%

Investments in New Businesses:
Revenues	11,383	11,645	(2)%	22,824	23,482	(3)%
Operating Loss	(5,150)	(3,333)	(55)%	(9,596)	(6,622)	(45)%
Operating Margin	(45)%	(29)%		(42)%	(28)%

Consolidated Segment Totals:
Revenues	$153,554	$158,851	(3)%	$304,159	$318,066	(4)%
Operating Profit	$57,094	$58,719	(3)%	$114,258	$115,050	(1)%
Operating Margin	37%	37%		38%	36%

Second-Quarter Business Commentary:

•	All four established business segments showed quarter over quarter revenue improvement.
•	The combination of improving capital markets and new business development efforts resulted in assets under management growing by $7.5 billion quarter-over-quarter to an all time high of $85.7 billion.
•	Private Banking & Trust year-over-year revenues were affected by losses in the mutual fund processing business.
•	Money Managers segment continues to show strong business development momentum.
•	SEI purchased 672,400 shares of its common stock for $18.3 million in the second-quarter 2003.

Earnings Conference Call

A conference call to review earnings is scheduled for 2:00 PM EDST on July 17, 2003. Investors may listen to the call at www.seic.com, or listen at www.companyboardroom.com, a service of CCBN. The call may also be accessed at numerous financial services web sites including AOL, Motley Fool and Yahoo. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-475-6701; (International) 320-365-3844, access code 690023.

About SEI

SEI Investments (NASDAQ:SEIC) is a leading global provider of asset management and investment technology solutions. The company’s innovative solutions help corporations, financial institutions, financial advisors, and affluent families create and manage wealth. As of the period ending June 30, 2003, SEI administers $235 billion in mutual fund and pooled assets, manages over $85 billion in assets, processes almost $50 trillion of investment transactions annually and operates 21 offices in 10 countries. For more information, visit www.seic.com.

Many of our responses may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	Three Months Ended June 30,
	2003	2002
Revenues	$153,554	$158,851
Operating and development expenses	68,204	68,187
Sales and marketing expenses	28,256	31,945
General and administrative expenses	4,835	5,972

Income before interest and taxes	52,259	52,747
Equity in earnings of unconsolidated affiliate	4,861	3,103
Net loss on investments	(4,076)	—
Interest income	1,365	1,394
Interest expense	(519)	(484)
Other income	509	—

Income before taxes	54,399	56,760
Income taxes	20,128	21,001

Net income	$34,271	$35,759

Diluted earnings per common share	$.32	$.31

Shares used to calculate diluted earnings per common share	108,001	114,302

Basic earnings per common share	$.33	$.33

Shares used to calculate basic earnings per common share	104,828	109,632

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

	Six Months Ended June 30,
	2003	2002
Revenues	$304,159	$318,066
Operating and development expenses	134,756	136,923
Sales and marketing expenses	55,145	66,093
General and administrative expenses	10,486	11,681

Income before interest and taxes	103,772	103,369
Equity in earnings of unconsolidated affiliate	8,475	5,782
Net loss on investments	(4,182)	—
Interest income	2,607	2,544
Interest expense	(1,087)	(965)
Other income	509	—

Income before taxes	110,094	110,730
Income taxes	40,735	40,970

Net income	$69,359	$69,760

Diluted earnings per common share	$.64	$.61

Shares used to calculate diluted earnings per common share	108,783	114,643

Basic earnings per common share	$.66	$.64

Shares used to calculate basic earnings per common share	105,297	109,514

SEI INVESTMENTS COMPANY

CONDENSED BALANCE SHEETS

(In thousands)

	June 30, 2003	December 31, 2002
Assets
Cash and short-term investments	$156,812	$165,724
Restricted Cash	10,000	10,000
Receivables	78,499	74,642
Other current assets	10,810	11,069

Total current assets	256,121	261,435
Property and Equipment, net	106,936	104,258
Investments available for sale	57,383	62,433
Other assets	45,223	36,021

Total assets	$465,663	$464,147

Liabilities
Current liabilities	$115,957	$134,247
Long-term debt	29,162	33,500
Deferred income taxes	6,207	6,393
Shareholders’ Equity	314,337	290,007

Total liabilities and shareholders’ equity	$465,663	$464,147

SEI Investments Business Segments

(In thousands)

	Three Months ended June 30,		Six Months ended June 30,
	2003	2002	2003	2002
Private Banking and Trust:
Revenues	$77,619	$82,878	$154,514	$165,836
Operating and development expenses	35,251	38,839	70,392	77,263
Sales and marketing expenses	8,932	10,387	17,085	21,096

Operating Profit	33,436	33,652	67,037	67,477
Operating Margin	43%	41%	43%	41%
Investment Advisors:
Revenues	37,079	39,229	72,992	78,120
Operating and development expenses	10,355	9,635	20,383	19,910
Sales and marketing expenses	6,542	9,137	12,824	19,770

Operating Profit	20,182	20,457	39,785	38,440
Operating Margin	54%	52%	55%	49%
Enterprises:
Revenues	14,367	14,295	28,391	29,027
Operating and development expenses	3,503	4,252	7,065	8,870
Sales and marketing expenses	4,547	4,251	8,573	8,977

Operating Profit	6,317	5,792	12,753	11,180
Operating Margin	44%	41%	45%	39%
Money Managers:
Revenues	13,106	10,804	25,438	21,601
Operating and development expenses	7,827	5,619	15,141	11,086
Sales and marketing expenses	2,970	3,034	6,018	5,940

Operating Profit	2,309	2,151	4,279	4,575
Operating Margin	18%	20%	17%	21%
Investments in New Businesses:
Revenues	11,383	11,645	22,824	23,482
Operating and development expenses	11,268	9,842	21,775	19,794
Sales and marketing expenses	5,265	5,136	10,645	10,310

Operating Loss	(5,150)	(3,333)	(9,596)	(6,622)
Operating Margin	(45)%	(29)%	(42)%	(28)%
Consolidated Segment Totals:
Revenues	$153,554	$158,851	$304,159	$318,066
Operating and development expenses	68,204	68,187	134,756	136,923
Sales and marketing expenses	28,256	31,945	55,145	66,093

Operating Profit	$57,094	$58,719	$114,258	$115,050
Operating Margin	37%	37%	38%	36%
General and Administrative expenses	4,835	5,972	10,486	11,681
Income from Operations	$52,259	$52,747	$103,772	$103,369
Operating Margin	34%	33%	34%	32%

SEI INVESTMENTS COMPANY

ASSET BALANCES

(In millions)

	June 30, 2002	Sept. 30, 2002	Dec. 31, 2002	Mar. 31, 2003	June 30, 2003
Private Banking & Trust
Equity/Fixed Income prgms.	$2,842	$2,863	$3,332	$3,635	$3,879
Liquidity funds	13,221	13,084	12,811	13,257	12,653

Total assets under mgmt.	16,063	15,947	16,143	16,892	16,532
Client assets under admin.	93,539	85,931	83,652	72,078	60,124

Total assets under admin.	$109,602	$101,878	$99,795	$88,970	$76,656
Investment Advisors
Equity/Fixed Income prgms.	$24,421	$21,876	$22,708	$22,287	$24,658
Liquidity funds	1,385	1,340	1,444	1,558	1,434

Total assets under mgmt.	$25,806	$23,216	$24,152	$23,845	$26,092
Enterprises
Equity/Fixed Income prgms.	$10,837	$10,098	$11,107	$10,864	$12,100
Liquidity funds	4,428	4,145	5,148	4,277	5,148

Total assets under mgmt.	$15,265	$14,243	$16,255	$15,141	$17,248
Money Managers
Equity/Fixed Income prgms.	$3,319	$4,040	$4,436	$5,072	$5,519
Liquidity funds	1,006	1,086	1,350	1,151	900

Total assets under mgmt.	4,325	5,126	5,786	6,223	6,419
Client assets under admin.	75,370	71,256	74,523	74,964	82,359

Total assets under admin.	$79,695	$76,382	$80,309	$81,187	$88,778
Investments in New Businesses
Equity/Fixed Income prgms.	$7,844	$7,318	$7,544	$7,654	$8,626
Liquidity funds	380	108	219	73	21

Total assets under mgmt.	8,224	7,426	7,763	7,727	8,647
Client assets under admin.	3,854	4,020	4,894	5,229	7,001

Total assets under admin.	$12,078	$11,446	$12,657	$12,956	$15,648
Unconsolidated Affiliate
Equity/Fixed Income prgms	$7,099	$6,255	$7,874	$8,391	$10,755
Consolidated
Equity/Fixed Income prgms.	$56,362	$52,450	$57,001	$57,903	$65,537
Liquidity funds	20,420	19,763	20,972	20,316	20,156

Total assets under mgmt.	76,782	72,213	77,973	78,219	85,693
Client assets under admin.	172,763	161,207	163,069	152,271	149,484

Total assets under admin.	$249,545	$233,420	$241,042	$230,490	$235,177